UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2014

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

As previously disclosed by Synaptics Incorporated (“Synaptics”) under Item 2.01 of its Current Report on Form 8-K filed on October 1, 2014 (the “Original 8-K”), Synaptics Holding GmbH, a wholly-owned subsidiary of Synaptics, completed the acquisition of all of the outstanding capital stock of Renesas SP Drivers, Inc. (“RSP”) effective as of October 1, 2014.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited special purpose consolidated financial statements of RSP, for the years ended March 31, 2014 and 2013, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma financial information for Synaptics, after giving effect to the acquisition of RSP and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young ShinNihon LLC

99.1	Audited special purpose consolidated financial statements of Renesas SP Drivers Inc. and subsidiary, as of and for the years ended March 31, 2014 and 2013

99.2	Unaudited pro forma financial information for Synaptics, after giving effect to the acquisition of RSP, for the twelve months ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: November 5, 2014	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Senior Vice President, Chief Financial Officer,
Secretary, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young ShinNihon LLC

99.1	Audited special purpose consolidated financial statements of Renesas SP Drivers Inc. and subsidiary, as of and for the years ended March 31, 2014 and 2013

99.2	Unaudited pro forma financial information for Synaptics, after giving effect to the acquisition of RSP, for the twelve months ended June 30, 2014